UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2010

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 16, 2010, Duke Realty Corporation (the “Company”) issued a press release announcing the proposed offering of 23,000,000 shares of common stock, par value $0.01 per share, in an underwritten public offering pursuant to its effective shelf registration statement previously filed with the Securities and Exchange Commission on July 31, 2009 (Registration Statement No. 333-160952). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 16, 2010, the Company issued an additional press release announcing that it, through its operating partnership, Duke Realty Limited Partnership, has agreed to purchase its partner’s fifty percent interest in Dugan Realty, L.L.C. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press releases attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 16, 2010, issued by Duke Realty Corporation announcing the proposed underwritten public offering.

99.2	Press Release, dated June 16, 2010, issued by Duke Realty Corporation announcing the acquisition of Dugan Realty, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated: June 16, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated June 16, 2010, issued by Duke Realty Corporation announcing the proposed underwritten public offering.

99.2	Press Release, dated June 16, 2010, issued by Duke Realty Corporation announcing the acquisition of Dugan Realty, L.L.C.